Exhibit 99.1

CoreWeave to Acquire Core Scientific

Verticalizes Data Center Ownership to Help Future-Proof Revenue Growth and Enhance Core Profitability

Livingston, NJ and Austin, TX – July 7, 2025 – CoreWeave (NASDAQ: CRWV), the AI Hyperscaler™, and Core Scientific (NASDAQ: CORZ), a leading data center infrastructure provider, today announced that they have signed a definitive agreement under which CoreWeave will acquire Core Scientific in an all-stock transaction. Under the terms of the merger agreement, Core Scientific stockholders will receive 0.1235 newly issued shares of CoreWeave Class A common stock for each share of Core Scientific common stock based on a fixed exchange ratio. Following CoreWeave’s successful IPO in March 2025, this acquisition will help CoreWeave verticalize its data center footprint to future-proof revenue growth and enhance profitability. Through this acquisition, CoreWeave will own approximately 1.3 GW of gross power across Core Scientific's national data center footprint1 with an incremental 1 GW+ of potential gross power available for expansion.

“This acquisition accelerates our strategy to deploy AI and HPC workloads at scale,” said Michael Intrator, CoreWeave's Chief Executive Officer, Chairman of the Board, and co-founder. “Verticalizing the ownership of Core Scientific’s high-performance data center infrastructure enables CoreWeave to significantly enhance operating efficiency and de-risk our future expansion, solidifying our growth trajectory. Owning this foundational layer of our platform will enhance our performance and expertise as we continue helping customers unleash AI’s full potential.”

Strategic Benefits of CoreWeave’s Acquisition

●	Operational Efficiency: CoreWeave expects to generate significant cost savings through streamlining business operations and eliminating lease overhead.

●	Greater Financing Flexibility: CoreWeave can pursue infrastructure financing strategies to finance committed capital expenditures, reducing its overall cost of capital.

●	Power Ownership and Optionality: CoreWeave will gain greater control over a critical power footprint and optionality for future power capacity.

●	Expanded Expertise: Core Scientific’s data center development capabilities complement and augment CoreWeave’s extensive expertise in power procurement, construction, and site management for infrastructure assets.

"As our longstanding partner, CoreWeave has experienced firsthand the operational excellence we deliver and the value of the services we provide,” said Adam Sullivan, President and Chief Executive Officer of Core Scientific. “Together with CoreWeave, we will be well-positioned to accelerate the availability of world-class infrastructure for companies innovating with AI while delivering the greatest value for our shareholders, who will be able to participate in the tremendous upside potential of the combined company."

Transaction Details

The transaction is expected to close in the fourth quarter of 2025, subject to customary closing conditions, including regulatory approval and approval by Core Scientific stockholders. Upon closing and under the terms of the agreement, which has been approved by the board of directors of each company, Core Scientific stockholders will receive 0.1235 newly issued shares of CoreWeave Class A common stock for each share of Core Scientific common stock held. As of July 3, 2025, the agreed-upon exchange ratio implies a total equity value of approximately $9.0 billion. This is calculated on a fully diluted basis and based on CoreWeave’s 5-day VWAP. This represents a $20.40 per share value based on the closing price of CoreWeave Class A common stock as of July 3, 2025, and a premium of approximately 66% to the unaffected Core Scientific closing share price of $12.30 on June 25, 2025. The final value will be determined at the time of transaction close. Upon close, CoreWeave expects Core Scientific’s stockholders’ ownership of the combined company will be less than 10%.

(1) Represents ~840 existing gross MW power supporting CoreWeave’s HPC contracts and ~500 gross MW crypto mining data center power capacity

Financial Impact

●	Immediate elimination of over $10 billion of cumulative future lease overhead to be paid for existing contractual sites over the next 12 years.

●	Leverage neutral impact to CoreWeave while opening access to diverse financing sources at a more attractive cost of capital.

●	Including the elimination of the lease overhead, this deal adds $500 million of estimated fully ramped, annual run rate cost savings by the end of 2027 through streamlined operational focus.

●	Potential to repurpose toward HPC usage or divest crypto mining business over the medium-term horizon.

Investor Call

CoreWeave will hold an investor call on July 7, 2025, at 8:45 AM ET. The conference call will be accessible through a live webcast via CoreWeave’s investor relations page (https://investors.coreweave.com/overview/default.aspx). A replay of the call will also be available on CoreWeave’s investor relations page.

Advisors

Goldman Sachs & Co. LLC is acting as financial advisor, and Davis Polk & Wardwell LLP and Kirkland & Ellis LLP are acting as legal counsel to CoreWeave. Moelis & Company LLC and PJT Partners LP are acting as financial advisors, and Wachtell Lipton Rosen & Katz is acting as legal counsel to Core Scientific.

About CoreWeave

CoreWeave, the AI Hyperscaler™, delivers a cloud platform of cutting-edge software powering the next wave of AI. The company's technology provides enterprises and leading AI labs with cloud solutions for accelerated computing. Since 2017, CoreWeave has operated a growing footprint of data centers across the US and Europe. CoreWeave was ranked as one of the TIME100 most influential companies and featured on Forbes Cloud 100 ranking in 2024. Learn more at www.coreweave.com.

About Core Scientific

Core Scientific is a leader in digital infrastructure for high-density colocation services and digital asset mining. We operate dedicated, purpose-built facilities for digital asset mining and are a premier provider of digital infrastructure, software solutions and services to our third-party customers. We employ our own large fleet of computers (“miners”) to earn digital assets for our own account and to provide hosting services for large digital asset mining customers and we are in the process of allocating and converting a significant portion of our ten facilities in Alabama (1), Georgia (2), Kentucky (1), North Carolina (1), North Dakota (1), Oklahoma (1) and Texas (3) to support artificial intelligence-related workloads under a series of contracts that entail the modification of certain of our data centers to deliver next generation colocation services. We derive the majority of our revenue from earning digital assets for our own account (“self-mining”). To learn more, visit www.corescientific.com.

CoreWeave Media Contact:

Press@coreweave.com

CoreWeave Investor Relations:

Investor-Relations@coreweave.com

Core Scientific Media Contact:

Joseph Sala / Mahmoud Siddig

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

Core Scientific Investor Relations:

ir@corescientific.com

Important Information about the Transaction and Where to Find It

In connection with the proposed transaction between CoreWeave, Inc. (“CoreWeave”) and Core Scientific, Inc. (“Core Scientific”), CoreWeave and Core Scientific will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a registration statement on Form S-4 filed by CoreWeave that will include a proxy statement of Core Scientific that also constitutes a prospectus of CoreWeave. A definitive proxy statement/prospectus will be mailed to stockholders of Core Scientific.  This communication is not a substitute for the registration statement, proxy statement or prospectus or any other document that CoreWeave or Core Scientific (as applicable) may file with the SEC in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF COREWEAVE AND CORE SCIENTIFIC ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement and the proxy statement/prospectus (when they become available), as well as other filings containing important information about CoreWeave or Core Scientific, without charge at the SEC’s Internet website (http://www.sec.gov). Copies of the documents filed with the SEC by CoreWeave will be available free of charge on CoreWeave’s internet website at https://coreweave2025ipo.q4web.com/financials/sec-filings/ or by contacting CoreWeave’s investor relations contact at investor-relations@coreweave.com. Copies of the documents filed with the SEC by Core Scientific will be available free of charge on Core Scientific’s internet website at https://investors.corescientific.com/sec-filings/all-sec-filings. The information included on, or accessible through, CoreWeave’s or Core Scientific’s website is not incorporated by reference into this communication.

Participants in the Solicitation

CoreWeave, Core Scientific, their respective directors and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Core Scientific is set forth in its proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 28, 2025 (and which is available at https://www.sec.gov/Archives/edgar/data/1839341/000119312525065652/d925494ddef14a.htm), in its Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 27, 2025 (and which is available at https://www.sec.gov/Archives/edgar/data/1839341/000162828025008302/core-20241231.htm) and in its Form 8-K, which was filed with the SEC on May 16, 2025 (and which is available at https://www.sec.gov/Archives/edgar/data/1839341/000162828025026294/core-20250513.htm).  Information about the directors and executive officers of CoreWeave is set forth in CoreWeave's Prospectus dated March 27, 2025, which was filed with the SEC on March 31, 2025 pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to the Registration Statement on Form S-1, as amended (File No. 333-285512) (and which is available at https://www.sec.gov/Archives/edgar/data/1769628/000119312525067651/d899798d424b4.htm). These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct or indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials filed with the SEC when they become available.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address future business and financial events, conditions, expectations, plans or ambitions, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words, but not all forward-looking statements include such words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof.  All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of CoreWeave and Core Scientific, that could cause actual results to differ materially from those expressed in such forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the completion of the proposed transaction on anticipated terms, or at all, and timing of completion, including obtaining regulatory approvals that may be required on anticipated terms and Core Scientific stockholder approval for the proposed transaction; anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the combined company’s operations and other conditions to the completion of the proposed transaction, including the possibility that any of the anticipated benefits of the proposed transaction will not be realized or will not be realized within the expected time period; the ability of CoreWeave and Core Scientific to integrate their businesses successfully and to achieve anticipated synergies and value creation; potential litigation relating to the proposed transaction that could be instituted against CoreWeave, Core Scientific or their respective directors and officers; the risk that disruptions from the proposed transaction will harm CoreWeave’s or Core Scientific’s business, including current plans and operations and that management’s time and attention will be diverted on transaction-related issues; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; rating agency actions and CoreWeave’s and Core Scientific’s ability to access short- and long-term debt markets on a timely and affordable basis; legislative, regulatory and economic developments and actions targeting public companies in the artificial intelligence, power, data center and crypto mining industries and changes in local, national or international laws, regulations and policies affecting CoreWeave and Core Scientific; potential business uncertainty, including the outcome of commercial negotiations and changes to existing business relationships during the pendency of the proposed transaction that could affect CoreWeave’s and/or Core Scientific’s financial performance and operating results; certain restrictions during the pendency of the proposed transaction that may impact Core Scientific’s ability to pursue certain business opportunities or strategic transactions or otherwise operate its business; acts of terrorism or outbreak of war, hostilities, civil unrest, attacks against CoreWeave or Core Scientific and other political or security disturbances; dilution caused by CoreWeave’s issuance of additional shares of its securities in connection with the proposed transaction; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the impacts of pandemics or other public health crises, including the effects of government responses on people and economies; global or regional changes in the supply and demand for power and other market or economic conditions that impact demand and pricing; changes in technical or operating conditions, including unforeseen technical difficulties; development delays at CoreWeave and/or Core Scientific data center sites, including any delays in the conversion of such sites from crypto mining facilities to high-performance computing sites; those risks described in the section titled “Risk Factors” in CoreWeave’s Prospectus dated March 27, 2025, filed with the SEC on March 31, 2025 pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to the Registration Statement on Form S-1, as amended (File No. 333-285512), Item 1A of CoreWeave’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025, filed with the SEC on May 15, 2025 and subsequent reports on Forms 10-Q and 8-K; those risks described in Item 1A of Core Scientific’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025, filed with the SEC on May 7, 2025, Item 1A of Core Scientific’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 27, 2025 and subsequent reports on Forms 10-Q and 8-K; and those risks that will be described in the registration statement on Form S-4 and accompanying prospectus, available from the sources indicated above.

These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the proxy statement/prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. You should not place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes; actual performance and outcomes, including, without limitation, CoreWeave’s or Core Scientific’s actual results of operations, financial condition and liquidity, and the development of new markets or market segments in which CoreWeave or Core Scientific operate, may differ materially from those made in or suggested by the forward-looking statements contained in this communication. Neither CoreWeave nor Core Scientific assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Neither future distribution of this communication nor the continued availability of this communication in archive form on CoreWeave’s or Core Scientific’s website should be deemed to constitute an update or re-affirmation of these statements as of any future date.